UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2004

ADVANTA BUSINESS RECEIVABLES CORP.,
AS TRANSFEROR
ON BEHALF OF
ADVANTA BUSINESS CARD MASTER TRUST

(Exact Name of Registrant as Specified in Charter)

Nevada	333-81788	23-2852207
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

ADVANTA BUSINESS RECEIVABLES CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-81788	23-2852207
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

2215 B. Renaissance Drive, Suite 5
Las Vegas, Nevada	89119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 966-4241

2920 Green Valley Parkway - Suite 3-321-8
Henderson, Nevada 89014
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
OPINION OF WOLF, BLOCK, SCHORR AND SOLIS-COHEN LLP WITH RESPECT TO LEGALITY
OPINION OF WOLF, BLOCK, SCHORR AND SOLIS-COHEN LLP WITH RESPECT TO TAX MATTERS

Information to be Included in the Report

Section 8 – Other Events

Item 8.01. Other Events.

     Advanta Business Receivables Corp. (the “Registrant”) registered the Advanta Business Card Master Trust Asset Backed Notes (the “Notes”) on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by the Registration Statement on Form S-3 (File No. 333-81788), as amended (the “Registration Statement”).

     As set forth in the Registration Statement, the Registrant formed Advanta Business Card Master Trust (the “Issuer”), which intends to issue $100,000,000 in initial principal balance of its AdvantaSeries Class C(2004-C1) Asset Backed Notes on November 10, 2004. The Class C(2004-C1) Asset Backed Notes were registered pursuant to the Registration Statement.

     This Current Report Form 8-K is being filed to satisfy an undertaking to file copies of certain opinions to be issued in connection with the issuance of Notes, the forms of which were filed as exhibits to the Registration Statement.

     The primary assets of the Issuer are a pool of receivables in a portfolio of MasterCard®1 and VISA®1 business revolving credit card accounts.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit No.	Description
5.1	Opinion of Wolf, Block, Schorr and Solis-Cohen LLP with respect to legality, dated November 10, 2004.

8.1	Opinion of Wolf, Block, Schorr and Solis-Cohen LLP with respect to tax matters, dated November 10, 2004.

23.1	Consent of Wolf, Block, Schorr and Solis-Cohen LLP (included in opinions filed as Exhibit 5.1 and Exhibit 8.1).

[1]	MasterCard ® and VISA ® are federally registered servicemarks of MasterCard International Inc. and VISA U.S.A., Inc., respectively.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2004

ADVANTA BUSINESS CARD MASTER TRUST

By:	Advanta Bank Corp., as attorney-in-fact

By:	/s/ Michael Coco

Name:	Michael Coco
Title:	Vice President and Treasurer

ADVANTA BUSINESS RECEIVABLES CORP.

By:	/s/ Michael Coco

Name:	Michael Coco
Title:	President

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Wolf, Block, Schorr and Solis-Cohen LLP with respect to legality, dated November 10, 2004.

8.1	Opinion of Wolf, Block, Schorr and Solis-Cohen LLP with respect to tax matters, dated November 10, 2004.

23.1	Consent of Wolf, Block, Schorr and Solis-Cohen LLP (included in opinions filed as Exhibit 5.1 and Exhibit 8.1).